UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2— Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A (“Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Xplore Technologies Corp. (the “Company”), filed with the Securities and Exchange Commission on April 17, 2015, disclosing, among other things, the Company’s acquisition of certain assets of Motion Computing, Inc., and its wholly owned subsidiaries (collectively, the “Motion Companies”) on April 17, 2015. This Form 8-K/A includes the historical audited financial information of the Motion Companies and the unaudited pro forma financial information required by Item 9.01 of Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The audited consolidated balance sheets of the Motion Companies as of December 31, 2014 and 2013, and the related consolidated statements of operations and other comprehensive income (loss), changes in redeemable preferred stock and stockholders’ deficit and cash flows for each of the two years ended December 31, 2014, including notes thereto, and the related reports of PMB Helin Donovan and Ernst & Young, independent registered public accounting firms, are attached as Exhibit 99.1 to this Form 8-K/A. The unaudited consolidated balance sheets of the Motion Companies as of March 31, 2015 and December 31, 2014, and the related consolidated statements of operations and comprehensive loss and cash flows for the three months ended March 31, 2015 and 2014, including notes thereto, are attached as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2015, unaudited pro forma condensed combined statements of operations for the year ended March 31, 2015, and the accompanying notes, are attached as Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits

Exhibit No.	Description

23.1 23.2	Consent of PMB Helin Donovan Consent of Ernst & Young

99.1

Audited consolidated balance sheets of the Motion Companies as of December 31, 2014 and 2013, and the related consolidated statements of operations and other comprehensive income (loss), changes in redeemable preferred stock and stockholders’ deficit and cash flows for each of the two years ended December 31, 2014, including notes thereto.

99.2

Unaudited consolidated balance sheets of the Motion Companies as of March 31, 2015 and 2014, and the related consolidated statements of operations and comprehensive loss and cash flows for the three months ended March 31, 2015 and December 31, 2014, including notes thereto.

99.3

Unaudited pro forma condensed combined balance sheet as of March 31, 2015, unaudited pro forma condensed combined statements of operations for the year ended March 31, 2015, and the accompanying notes.

Forward Looking Statements

This Form 8-K/A, with respect to the pro forma financial information and notes thereto (and related estimates, assumptions and adjustments) included as Exhibit 99.3 that reflect the Company’s financial condition and results of operations on a pro forma basis giving effect to its acquisition of certain assets of the Motion Companies, contains statements which are deemed to be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Litigation Reform Act”). These forward- looking statements and other information are based on the Company’s beliefs, as well as assumptions made by the Company using information currently available.

The words “believe,” “plan,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “should” and similar expressions are intended to identify forward-looking statements. Such statements reflect the Company’s current expectations, assumptions and estimates, including the estimates and assumptions related to the preparation of the pro forma financial information contained herein (including the preliminary purchase price allocation based upon the estimated fair values of the assets acquired and liabilities assumed of the Motion Companies as of the date of acquisition). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended or using other similar expressions, including adjustments to the fair values of the assets acquired and liabilities assumed of the Motion Companies once the related valuations have been finalized. We do not intend to update these forward-looking statements, except as required by law.

In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Form 8-K/A, any exhibits to this Form 8-K/A and other public statements the Company makes. Such factors are discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2015, which is being filed with the Securities and Exchange Commission on June 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:	/s/Michael J. Rapisand
Name:	Michael J. Rapisand
Title:	Chief Financial Officer

Dated: June 29, 2015

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